                                                                     EXHIBIT 4.5
                                                                     -----------

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN
ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD IMMEDIATELY CONSULT YOUR
BROKER, BANK MANAGER, LAWYER, ACCOUNTANT, INVESTMENT ADVISOR OR OTHER
PROFESSIONAL.

       This document relates to an exchange offer (the "Exchange Offer ") made by Aspen Insurance Holdings Limited ("AIHL"). The Exchange Offer is described in
the Prospectus, dated          , 2005 (the "Prospectus"), and in this Letter of
Transmittal (this "Letter of Transmittal "). All terms and conditions contained or otherwise referred to in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal. Therefore, you are urged to read the
Prospectus and the items referred to therein carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the "Terms and Conditions".

                              LETTER OF TRANSMITTAL
                                   RELATING TO
                  THE OFFER BY ASPEN INSURANCE HOLDINGS LIMITED

                     TO EXCHANGE 6.00% SENIOR NOTES DUE 2014

                              ("REGISTERED NOTES")

                                       FOR

                          6.00% SENIOR NOTES DUE 2014,
                            ISSUED ON AUGUST 16, 2004

                              ("OUTSTANDING NOTES")

       THE EXCHANGE OFFER FOR THE OUTSTANDING NOTES WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON          , 2005, UNLESS EXTENDED BY AIHL (the "Expiration
Date ").

       Each holder of Outstanding Notes wishing to accept the Exchange Offer, except holders of Outstanding Notes executing their tenders through the
Automated Tender Offer Program ("ATOP") procedures of The Depository Trust
Company ("DTC"), should complete, sign and submit this Letter of Transmittal on or prior to the Expiration Date to the exchange agent:

                      Deutsche Bank Trust Company Americas

                BY HAND:                       BY OVERNIGHT DELIVERY OR COURIER:

     Deutsche Bank Trust Company Americas         DB Services Tennessee, Inc.
c/o The Depository Trust Clearing Corporation  Corporate Trust & Agency Services
         55 Water Street, 1st floor                    Reorganization Unit
           Jeanette Park Entrance                   648 Grassmere Park Road
             New York, NY 10041                       Nashville, TN 37211

                                                    Facsimile Transmissions:
                                                         (615) 835-3701

                                    BY MAIL:

                           DB Services Tennessee, Inc.
                               Reorganization Unit
                                 P.O. Box 292737
                            Nashville, TN 37229-2737

                To Confirm by Telephone or for Information call:
                                 (615) 835-3572
                                       or
                                 (800) 735-7777

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A
NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

       THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS
LETTER OF TRANSMITTAL IS COMPLETED.

       Questions regarding the Exchange Offer or the completion of this Letter of Transmittal should be directed to the Exchange Agent, at: 1-800-735-7777.

       This Letter of Transmittal may be used to accept the Exchange Offer if
Outstanding Notes are to be tendered by effecting a book-entry transfer into the
Exchange Agent's account at DTC and instructions are not being transmitted through DTC's ATOP procedures. Unless you intend to tender Outstanding Notes through ATOP, you should complete, execute and deliver this Letter of
Transmittal, along with the physical certificates for the Outstanding Notes specified herein, to indicate the action you desire to take with respect to the
Exchange Offer.

       Holders of Outstanding Notes tendering by book-entry transfer to the
Exchange Agent's account at DTC may execute the tender through ATOP, for which the Exchange Offer is

                                        2

eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Outstanding Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a "book-entry confirmation," which shall include an agent's message. An "agent's message" is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Outstanding Notes that the participant has received and agrees to be bound by the terms of the Letter of
Transmittal as an undersigned thereof and AIHL may enforce such agreement against the participant. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of
Transmittal by the DTC participant identified in the agent's message.
ACCORDINGLY, HOLDERS WHO TENDER THEIR OUTSTANDING NOTES THROUGH DTC'S ATOP
PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE, THIS LETTER OF TRANSMITTAL.

       Subject to the terms and conditions and applicable law, AIHL will issue:
for each $1,000 principal amount of Outstanding Notes, $1,000 principal amount of Registered Notes.

       Outstanding Notes may be exchanged in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Registered Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

       Holders that anticipate tendering other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt of any Registered Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant and account information in this Letter of Transmittal.

       Registered Notes will be issued in exchange for Outstanding Notes in the
Exchange Offer, if consummated, as soon as practicable after the Expiration Date of the Exchange Offer (the "Settlement Date ").

                           TENDER OF OUTSTANDING NOTES

       To effect a valid tender of Outstanding Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table below entitled "Description of Outstanding Notes Tendered"
and sign the Letter of Transmittal where indicated.

       Registered Notes will be delivered in book-entry form to holders through
DTC and only to the DTC account of the undersigned or the undersigned's custodian, as specified below, on the Settlement Date, or as soon as practicable thereafter.

       Failure to provide the information necessary to effect delivery of
Registered Notes will render such holder's tender defective, and AIHL will have the right, which it may waive, to reject such tender without notice.

                                        3

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED
                           (SEE INSTRUCTIONS 2 AND 3)

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                    NAME OF DTC PARTICIPANT AND
                                  PARTICIPANT'S ACCOUNT NUMBER IN
                                  WHICH OUTSTANDING NOTES ARE HELD             AGGREGATE PRINCIPAL
     OUTSTANDING NOTES          AND/OR THE CORRESPONDING REGISTERED                 AMOUNT OF
       BEING TENDERED                NOTES ARE TO BE DELIVERED                 OUTSTANDING NOTES*
----------------------------    -----------------------------------            --------------------

6.00% SENIOR NOTES DUE 2014     -----------------------------------            --------------------

                                -----------------------------------            --------------------

*  THE PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED HEREBY MUST BE IN
   DENOMINATIONS OF U.S.$1,000 AND INTEGRAL MULTIPLES OF U.S.$1,000 IN EXCESS
   THEREOF WITH A MINIMUM TENDER REQUIREMENT OF U.S.$1,000. SEE INSTRUCTION 3.

       If the aggregate principal amount of the Outstanding Notes specified was held as of the date of tender by more than one beneficial owner, you may specify below the break-down of this aggregate principal amount by beneficial owner, and, in doing so, hereby instruct the Exchange Agent to treat each such beneficial owner as a separate holder. If the space below is inadequate, attach a separate signed schedule using the same format.

BENEFICIAL OWNER NAME OR ACCOUNT    PRINCIPAL AMOUNT OF OUTSTANDING NOTES NUMBER

--------------------------------    --------------------------------------------

--------------------------------    --------------------------------------------

--------------------------------    --------------------------------------------

--------------------------------    --------------------------------------------

--------------------------------    --------------------------------------------

--------------------------------    --------------------------------------------
            TOTAL:
--------------------------------    --------------------------------------------

                           SPECIAL RETURN INSTRUCTIONS

           TO BE COMPLETED ONLY IF OUTSTANDING NOTES NOT ACCEPTED FOR
          EXCHANGE ARE TO BE SENT TO SOMEONE OTHER THAN THE PERSON OR
    PERSONS WHOSE SIGNATURE(S) APPEAR(S) WITHIN THIS LETTER OF TRANSMITTAL.

                               (SEE INSTRUCTION 5)

                                        4

                   NAME OF DTC PARTICIPANT AND PARTICIPANT'S                   *
                   ACCOUNT NUMBER TO WHICH OUTSTANDING
                   NOTES NOT ACCEPTED FOR EXCHANGE ARE TO BE
                   DELIVERED.

                         NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

       The undersigned hereby tenders to AIHL the aggregate principal amount of
Outstanding Notes indicated in the table above entitled "Description of
Outstanding Notes Tendered."

       The undersigned understands that validly tendered Outstanding Notes (or defectively tendered Outstanding Notes with respect to which AIHL has, or has caused to be, waived such defect) will be deemed to have been accepted by AIHL if, as and when AIHL gives oral or written notice thereof to the Exchange Agent.
The undersigned understands that subject to the terms and conditions,
Outstanding Notes properly tendered and accepted (and not validly withdrawn) in accordance with the terms and conditions will be exchanged for Registered Notes.
The undersigned understands that Outstanding Notes delivered hereby may be withdrawn at any time on or prior to the Expiration Date. The undersigned understands that Outstanding Notes delivered hereby may not be withdrawn at any time after the Expiration Date unless the Exchange Offer is extended with changes in the terms of the Exchange Offer that are, in the reasonable judgment of AIHL, materially adverse to the tendering holder. The undersigned understands that, under certain circumstances, AIHL may not be required to accept any of the
Outstanding Notes tendered (including any Outstanding Notes tendered after the
Expiration Date). If any Outstanding Notes are not accepted for exchange for any reason (or if Outstanding Notes are validly withdrawn), such unexchanged (or validly withdrawn) Outstanding Notes will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus, as promptly as practicable after the expiration or termination of the Exchange Offer.

       Following the later of the Expiration Date or the date upon which
Outstanding Notes are tendered hereby, and subject to and effective upon AIHL's acceptance for exchange of the principal amount of the Outstanding Notes tendered hereby, upon the terms and conditions, the undersigned hereby:

       (1) irrevocably sells, assigns and transfers to or upon the order of AIHL or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Outstanding Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against AIHL or any fiduciary, trustee, fiscal agent or other person connected with the
           Outstanding Notes arising under, from or in connection with such
           Outstanding Notes;

                                        5

       (2) waives any and all rights with respect to the Outstanding Notes tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such Outstanding
           Notes); and

       (3) releases and discharges AIHL and Deutsche Bank Trust Company
           Americas, as trustee (THE "TRUSTEE") from any and all claims the undersigned may have, now or in the future, arising out of or related to the Outstanding Notes tendered hereby, including, without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the
           Outstanding Notes tendered hereby (other than accrued and unpaid interest on the Outstanding Notes) or to participate in any redemption or defeasance of the Outstanding Notes tendered hereby.

       The undersigned understands that tenders of Outstanding Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Outstanding Notes by AIHL will, following such acceptance, constitute a binding agreement between the undersigned and AIHL upon the terms and conditions.

       All authority conferred or agreed to be conferred by this Letter of
Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

       The undersigned hereby represents, warrants and agrees that:

       (1) it has received and reviewed the Prospectus;

       (2) it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the Outstanding Notes tendered hereby and it has full power and authority to execute this Letter of Transmittal;

       (3) the Outstanding Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims,
           encumbrances, interests and restrictions of any kind, and AIHL will acquire good, indefeasible and unencumbered title to such Outstanding
           Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by
           AIHL;

       (4) it will not sell, pledge, hypothecate or otherwise encumber or transfer any Outstanding Notes tendered hereby from the date of this
           Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

       (5) in evaluating the Exchange Offer and in making its decision whether to participate therein by submitting this Letter of Transmittal and tendering

                                        6

           its Outstanding Notes, the undersigned has made its own independent appraisal of the matters referred to in the Prospectus and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such holder by
           AIHL or the Exchange Agent other than those contained in the
           Prospectus (as amended or supplemented to the Expiration Date);

       (6) the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions;

       (7) the submission of this Letter of Transmittal to the Exchange Agent shall, subject to a holder's ability to withdraw its tender prior to the Expiration Date, and subject to terms and conditions of the
           Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Outstanding Notes tendered hereby in favor of AIHL or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s)
           in the attorney's and/or agent's discretion and the certificate(s)
           and other document(s) of title relating to such Outstanding Notes'
           registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in AIHL or its nominees such Outstanding Notes; and

       (8) the terms and conditions shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, and the terms and conditions shall be read and construed accordingly.

       The representations and warranties and agreements of a holder tendering
Outstanding Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Settlement Date. For purposes of this Letter of
Transmittal, the "BENEFICIAL OWNER" of any Outstanding Notes shall mean any holder that exercises sole investment discretion with respect to such
Outstanding Notes.

       The undersigned understands that tenders may not be withdrawn at any time after the Expiration Date except as set forth in the Prospectus, unless the
Exchange Offer is extended with changes to the terms and conditions that are, in the reasonable judgement of AIHL, materially adverse to the undersigned, in which case tenders may be withdrawn under the conditions described in the extension.

       If the Exchange Offer is amended in a manner determined by AIHL to be materially adverse to tendering holders, AIHL will extend the Exchange Offer for a period of

                                        7

two to ten business days, depending on the significance of the amendment and the manner of disclosure to such holders, if the Exchange Offer would otherwise have expired during such two- to ten-business day period. Any change in the consideration offered to holders of Outstanding Notes in the Exchange Offer shall be paid to all holders of Outstanding Notes whose securities have previously been tendered and not withdrawn pursuant to the Exchange Offer.

       If the "Special Return Instructions" box (found above) is completed, please credit the indicated DTC account for any book-entry transfers of
Outstanding Notes not accepted for exchange.

       The undersigned recognizes that AIHL has no obligation under the "Special
Return Instructions" provision of this Letter of Transmittal to effect the transfer of any Outstanding Notes from the holder(s) of such Outstanding Notes if AIHL does not accept for exchange any of the principal amount of the
Outstanding Notes tendered pursuant to this Letter of Transmittal.

                                        8

                                    SIGN HERE

       By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to AIHL the principal amount of the Outstanding Notes listed in the table set forth above labeled "Description of Outstanding Notes
Tendered."

-------------------------------------------------------------------------           ------------
       Signature of Registered Holder(s) or Authorized Signatory                        Date
                   (see guarantee requirement below)

-------------------------------------------------------------------------           ------------
       Signature of Registered Holder(s) or Authorized Signatory                        Date
                   (see guarantee requirement below)

-------------------------------------------------------------------------           ------------
       Signature of Registered Holder(s) or Authorized Signatory                        Date
                   (see guarantee requirement below)

Area Code and Telephone Number:
                                ----------------------------------

       If a holder of Outstanding Notes is tendering any Outstanding Notes, this
Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s)
authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and AIHL of such person's authority to so act. See Instruction 4.

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title):
                       ---------------------------------------------------------
Address:
         -----------------------------------------------------------------------
                              (Including Zip Code)

                          MEDALLION SIGNATURE GUARANTEE
                        (If required--See Instruction 4)

Signature(s) Guaranteed by
an Eligible Institution:
                         -------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)

                                        9

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                                    (Address)

Dated:                          , 200
       -------------------------     -

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

           1. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal is
       to be completed by tendering holders of Outstanding Notes if tender of such Outstanding Notes is to be made by book-entry transfer to the
       Exchange Agent's account at DTC and instructions are not being transmitted through ATOP. HOLDERS WHO TENDER THEIR OUTSTANDING NOTES
       THROUGH DTC'S ATOP PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE,
       THIS LETTER OF TRANSMITTAL; THUS, A LETTER OF TRANSMITTAL NEED NOT
       ACCOMPANY TENDERS EFFECTED THROUGH ATOP.

       A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the
Exchange Agent at its address set forth herein on or prior to the Expiration
Date.

       Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer
Outstanding Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Outstanding Notes for purposes of the Exchange Offer.

       DELIVERY OF A LETTER OF TRANSMITTAL TO DTC WILL NOT CONSTITUTE VALID
DELIVERY TO THE EXCHANGE AGENT. No Letter of Transmittal should be sent to AIHL or DTC.

       The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

       Neither AIHL nor the Exchange Agent is under any obligation to notify any tendering holder of Outstanding Notes of AIHL's acceptance of tendered
Outstanding Notes prior to the Expiration Date.

                                       10

           2. DELIVERY OF THE REGISTERED NOTES. Registered Notes to be issued according to the terms of the Exchange Offer, if consummated, will be delivered in book-entry form to holders of Outstanding Notes tendered in the Exchange Offer. In order to permit such delivery, the appropriate DTC participant name and number (along with any other required account information) must be provided in the table entitled "Description of the
       Outstanding Notes." Failure to do so will render a tender of the
       Outstanding Notes defective, and AIHL will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offer other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of any
       Registered Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

           3. AMOUNT OF TENDERS. Tenders of Outstanding Notes will be accepted in denominations of U.S. $1,000 and integral multiples of U.S.$1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Outstanding Notes tendered.

           4. SIGNATURES ON LETTER OF TRANSMITTAL; INSTRUMENTS OF TRANSFER;
       GUARANTEE OF SIGNATURES. For purposes of this Letter of Transmittal, the term "REGISTERED HOLDER" means an owner of record as well as any DTC participant that has Outstanding Notes credited to its DTC account.
       Except as otherwise provided below, all signatures on this Letter of
       Transmittal must be guaranteed by a recognized participant in the
       Securities Transfer Agents Medallion Program, the NYSE Medallion
       Signature Program or the Stock Exchange Medallion Program (each, a
       "MEDALLION SIGNATURE CO-OBLIGOR"). Signatures on the Letter of
       Transmittal need not be guaranteed if:

    -  the Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Outstanding
       Notes and the holder(s) has not completed the box entitled "Special
       Return Instructions" on the Letter of Transmittal; or

    -  the Outstanding Notes are tendered for the account of an "eligible institution."

       An "eligible institution" is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as the terms are used in Rule 17Ad-15):

                              (a)   a bank;

                              (b)   a broker, dealer, municipal securities
                        dealer, municipal securities broker, government
                        securities dealer or government securities broker;

                                       11

                              (c)   a credit union;

                              (d)   a national securities exchange, registered
                        securities association or clearing agency; or

                              (e)   a savings institution that is a participant
                        in a Securities Transfer Association recognized program.

       If any of the Outstanding Notes tendered are held by two or more
Registered Holders, all of the Registered Holders must sign the Letter of
Transmittal.

       AIHL will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your Outstanding Notes for exchange.

       If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by AIHL, evidence satisfactory to AIHL of their authority to so act must be submitted with this
Letter of Transmittal.

       Beneficial owners whose tendered Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Outstanding Notes.

           5. SPECIAL RETURN INSTRUCTIONS. All Outstanding Notes tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled "Description of the Outstanding Notes Tendered" or, if completed, according to the
       "Special Return Instructions" box in this Letter of Transmittal.

           6. TRANSFER TAXES. Except as set forth in this Instruction 6, AIHL will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If payment is to be made to, or if Outstanding
       Notes not tendered or purchased are to be registered in the name of any persons other than the Registered Holder, or if tendered Outstanding
       Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes
       (whether imposed on the Registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

           7. VALIDITY OF TENDERS. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by AIHL in its sole discretion,

       which determination will be final and binding. AIHL reserves the absolute right to reject any and all tenders of Outstanding Notes not in proper form or any Outstanding Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. AIHL also reserves the absolute right to waive any defect or irregularity in tenders of
       Outstanding Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions by AIHL shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as AIHL shall determine. None of AIHL, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification.

       Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the
Exchange Agent to the holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of the Exchange Offer.

           8. WAIVER OF CONDITIONS. AIHL reserves the absolute right to amend or waive any of the conditions in the Exchange Offer concerning any
       Outstanding Notes at any time.

           9. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

           10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and
       requests for assistance and requests for additional copies of the
       Prospectus and this Letter of Transmittal may be directed to the Exchange
       Agent at the address and telephone number indicated herein.

           11. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a
       U.S. Holder (defined below) whose Outstanding Notes are accepted for exchange must provide the Exchange Agent with his, her or its correct
       Taxpayer Identification Number ("TIN"), which, in the case of an exchanging U.S. Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct
       TIN or an adequate basis for exemption, such holder may be subject to a
       $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to the Registered Notes or the Exchange Offer may be subject to backup withholding at a rate of 30% (subject to periodic reductions through 2010, at which time the rate is currently scheduled to be increased to 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

                                       13

       To prevent backup withholding, each exchanging U.S. Holder must provide his, her or its correct TIN by completing the copy of the IRS Form W-9 attached to this Letter of Transmittal, certifying that the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and that the U.S. Holder is exempt from backup withholding because (i) the holder has been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interests or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding. If the Outstanding
Notes are in more than one name or are not in the name of the actual owner, consult the Form W-9 Instructions for information on which TIN to report. If you do not provide your TIN to the Exchange Agent within 60 days, backup withholding may begin and continue until you furnish your TIN.

       Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these withholding and reporting requirements. See the enclosed copy of the IRS Form W-9. In order to satisfy
AIHL that a foreign individual qualifies as an exempt recipient, such holder must submit a properly completed IRS Form W-8BEN (or other applicable form)
certifying, under penalty of perjury, to such holder's foreign status in order establish an exemption from backup withholding. A copy of the Form W-8BEN is attached to this Letter of Transmittal. Other applicable forms may be obtained from the Exchange Agent.

       For the purposes of these instructions, a "U.S. HOLDER" is (i) a citizen or resident of the United States, (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, or
(iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

           12. The exchange of Outstanding Notes for Registered Notes pursuant to the Exchange Offer will not constitute a taxable event for U.S.
       federal income tax purposes. See "Material Tax Considerations" in the
       Prospectus.

       In order to tender, a holder of Outstanding Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

                  The Exchange Agent for the Exchange Offer is:

                      Deutsche Bank Trust Company Americas

                                    BY MAIL:

                         c/o DB Services Tennessee, Inc.
                               Reorganization Unit
                                 P.O. Box 292737
                            Nashville, TN 37229-2737
                  Confirm by Telephone or for Information call:
                                 (615) 835-3572
                                       or
                                 (800) 735-7777

                                    BY HAND:

                      Deutsche Bank Trust Company Americas
                        c/o The Depository Trust Company
                           55 Water Street, 1st Floor
                             Jeanette Park Entrance
                               New York, NY 10041

                                       14

                          BY OVERNIGHT MAIL OR COURIER:

                         c/o DB Services Tennessee, Inc.
                        Corporate Trust & Agency Services
                               Reorganization Unit
                             648 Grassmere Park Road
                               Nashville, TN 37211

                     Facsimile Transmissions: (615) 835-3701

                  Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Exchange Agent at 1-800-735-7777. A holder of Outstanding
Notes may also contact such holder's custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Exchange Offer.

                                       15

                            IMPORTANT TAX INFORMATION

         A tendering holder of the Outstanding Notes is required to give the exchange agent such holder's social security number or employer identification number or establish a basis for exemption from backup withholding. If the unregistered senior notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer
Identification Number on Form W-9 for additional guidance on which number to report.

                                       16